10 th Annual J.P. Morgan 2017 Homebuilding & Building Products Conference May 2017 Exhibit 99.1

Forward Looking Statements, Non-GAAP Information and Market Data

Certain statements contained in this presentation that are not historical information may constitute “forward-looking statements” as defined by the
Private Securities Litigation Reform Act of 1995, including, but not limited to, forward-looking statements related to: anticipated new home deliveries, revenue and pre-tax income, margin performance, operating and financial results for the 2017 fiscal year, community count growth and project openings and timing, new home pricing, market and industry trends, the continued housing market recovery, leverage ratios and reduction strategies, debt costs and return and sufficiency of land supply. The forward-looking statements involve risks and uncertainties and actual results may differ materially from those projected or implied. The Company makes no commitment, and disclaims any duty, to update or revise any forward-looking statements to reflect future events or changes in these expectations. Further, certain forward-looking statements are based on assumptions of future events which may not prove to be accurate. Factors that may impact such forward-looking statements include, among others: adverse weather conditions; the availability of labor and homebuilding materials and increased construction cycle times; our financial leverage and level of indebtedness and any inability to comply with financial and other covenants under our debt instruments; continued volatility and worsening in general economic conditions either internationally, nationally or in regions in which we operate; increased outside broker costs;
increased costs of homebuilding materials; changes in governmental laws and regulations and increased costs, fees and delays associated therewith; potential changes to the tax code; worsening in markets for residential housing; the impact of construction defect, product liability and home warranty claims, including the adequacy of self-insurance accruals, and the applicability and sufficiency of our insurance coverage; decline in real estate values resulting in impairment of our real estate assets; volatility in the banking industry, credit and capital markets; terrorism or other hostilities involving the United States; building moratorium or "slow-growth" or "no-growth" initiatives that could be implemented in states in which we operate; changes in mortgage and other interest rates; conditions in the capital, credit and financial markets, including mortgage lending standards and the availability of mortgage financing; changes in generally accepted accounting principles or interpretations of those principles;
cancellations and our ability to realize our backlog; limitations on our ability to utilize our tax attributes; the timing of receipt of regulatory approvals and the opening of projects; the availability and cost of land for future development; and additional factors discussed under the sections captioned
"Risk Factors" included in our annual and quarterly reports filed with the Securities and Exchange Commission. The foregoing list is not exhaustive. New risk factors may emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on our business.
This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. GAAP. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of non-GAAP measures to GAAP measures is contained in the Appendix to this presentation. A copy of the press release reporting the Company’s financial results for the three months ended March 31, 2017 is available on the Company's website at www.lyonhomes.com.
This presentation contains market data and industry forecasts and projections prepared by independent research providers and consulting firms.
Any forecasts prepared by these sources are based on data (including third-party data), models and experiences of various professionals, and are based on various assumptions (including the completeness and accuracy of third-party data), all of which are subject to change without notice.
We have not independently verified the data obtained from these sources.  Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and additional uncertainties regarding other forward-looking statements in this presentation, as set forth above.

Management Presenters Matthew R. Zaist – President and Chief Executive Officer Colin T. Severn – Senior Vice President and Chief Financial Officer 2

California
34%
Oregon
22%
Washington
12%
Nevada
14%
Colorado
9%
Arizona
9%
California
25%
Oregon
26%
Washington
11%
Nevada
11%
Colorado
9%
Arizona
18%
William Lyon Homes “At-a-Glance”
One of the largest Western U.S. regional
homebuilders with operations in California,
Arizona, Nevada, Colorado, Washington and
Oregon
–
More than 60 year operating history with
100,000+
homes sold
Provide a wide range of high-quality homes and
product to entry-level, first and second-time
move-up buyers, as well as luxury product.
Leading market share positions in attractive
housing markets
Consistent growth expected to continue in 2017
More than 17,600
lots owned or controlled as of
March 31, 2017
90 average selling communities in April 2017
3
High growth Western U.S. market focus
LTM Q1’17 Homebuilding Revenue and Deliveries
Revenue
Deliveries (Units)
$1.4 billion
$1.4 billion
2,737 homes
2,737 homes
Seattle
Washington
East Bay
California
Nevada
Phoenix
Las Vegas
Arizona
Los Angeles
South Bay
Orange County
Colorado
Fort
Collins
Denver
Oregon
Inland Empire
San Diego

$364
$532
$731
$1,586
Entry
1st time
move-up
2nd time
move-up
Luxury
4
We employ a diversified product strategy, even within the
same project footprint, allowing us to serve a wide range
of buyers and to adapt quickly to strengthening or
weakening market conditions
Breadth of product and price point allows flexibility to
pursue a broader array of land acquisition opportunities
Entry Level product represented 41% of units closed in
Q1’17, up from 35% in the same period of prior year,
demonstrating our continued focus on that buyer
segment.
ASP by Buyer Type
($ in ‘000s)
Units by Buyer Type
High Quality, Diverse Product Offerings
Buyer
Type
–
Q1
2017
Homes
Closed
Price
Range
–
Q1
2017
Home
Closings
and
Backlog
Home
Closings
-
Units
Backlog
-
Units
ASP: $519k
ASP: $577k
Buyer
Type
–
Q1
2017
Ending
Backlog
$423
$571
$892
$1,495
Entry
1st time
move-up
2nd time
move-up
Luxury
ASP by Buyer Type
($ in ‘000s)
Units by Buyer Type
Entry
42%
1st  time
move-up
45%
2nd  time
move-up
9%
Luxury
4%
$300k
20%
$301k -
$450k
25%
> $600k
32%
$451k -
$600k
23%
> $600k
22%
$301k -
$450k
32%
$451k -
$600k
27%
$300k
19%
Entry
41%
2nd time
move-up
16%
Luxury
2%
1st time
move-up
41%

2017: Strong Orders Growth and Demand

Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
202
230
257
291
255
325
225
223
203
207
176
181
227
283
355
432
6
2017 Sales Volume –
Actual vs. Prior Year
Total Net Orders by Month (Units)
% y-o-y change:
+12%         +23%         +38%         +48%
2016            2017
Avg. Sales Locations:
72      81         67     83         67     83         68     90         72
77
79
78
76
78
79
81
Monthly Absorption Rate:
2.8    2.8        3.4     3.4       3.8    4.3        4.3    4.8         3.5
4.2
2.8
2.9
2.7
2.7
2.2
2.2
Avg. Sales Locations:
72      81         67     83         67     83         68     90         72
77
79
78
76
78
79
81
Monthly Absorption Rate:
2.8    2.8        3.4     3.4       3.8    4.3        4.3    4.8         3.5
4.2
2.8
2.9
2.7
2.7
2.2
2.2

Average
net
sales
activity,
on
a
trailing
3
months
basis,
has
improved
38%
Y-o-Y
primarily due to an increase in absorption rate
by community as well as an increase in the overall community count.
ASP
for
homes
in
backlog
at
3/31/17
is
11%
higher
than
deliveries
ASP
in
Q1’2017.
Total Units Net Sales –
Rolling 3-Month Average
Total Backlog Last 13 Weeks
Quarterly -
$ Thousands
Total Value:
$756 Million
Sales Trends
Sales Activity
Backlog
ASP (Homes Closed)
7
Total Units:
1,318
Up 8%
Y-o-Y
Q1’17
Backlog ASP
Up 38%
Y-o-Y

CA  $167
CA  $296
CA  $328
AZ  $62
AZ  $71
AZ  $71
NV  $87
NV  $65
NV  $77
CO  $53
CO  $52
CO  $61
WA  $35
WA  $81
WA  $109
OR  $68
OR  $69
OR  $110
8
Backlog Growth
Value    $472M
Homes
885
ASP       $533k
Q1 2016
Q1 2017
Value    $634M
Homes    1,099
ASP       $577k
Variance
$ Value    +34%
Units        +24%
ASP           +8%
4/30/2017
Value    $756M
Homes    1,318
ASP       $574k
Backlog Growth by Region
Variance
$ Value    +19%
Units        +20%
ASP           (1%)
Current Gross
Margin in
Backlog = 18%

Year over Year Comparisons

% y-o-y change:
+3%                     +4%                   +9%                    +26%
% y-o-y change:
+7%                    +7%                    +7%                   +19%
% y-o-y change:
(4%)                      (3%)                  +2%                   +6%
Net New Orders (Units)
Order Value (In Millions)
Average Community Count
Monthly Order Absorption Rate/Avg. Community
% y-o-y change:
+13%                  +17%                 +17%                +35%
67
73
74
69
72
78
79
82
Q2
Q3
Q4
Q1
4.2
2.9
2.3
3.3
4.0
2.8
2.4
3.5
Q2
Q3
Q4
Q1
$374
$298
$244
$335
$424
$349
$284
$453
Q2
Q3
Q4
Q1
843
628
516
689
871
651
564
865
Q2
Q3
Q4
Q1
Order ASP ($ In Thousands)
$444   $486               $475   $536               $473   $504              $486    $523
Order ASP ($ In Thousands)
$444   $486               $475   $536               $473   $504              $486    $523
2015       2016     2017

% y-o-y change:
+31%                   +40%                 +19%
(1%)
Year over Year Comparisons (continued)
10
% y-o-y change:
+20%                 +19%
+11%
(8%)
Homes Closed
Homebuilding Revenue ($ Million)
Bps y-o-y change:
(200bps)             (250bps)             (260bps)            (360bps)
Bps
y-o-y
change:
(180bps)             (140bps)            (130bps)
(210bps)
Adjusted Gross Margin
Gross Margin (GAAP)
$248
$244
$397
$261
$325
$343
$473
$259
Q2
Q3
Q4
Q1
26.0%
24.7%
24.2%
24.7%
24.0%
22.2%
21.6%
21.1%
Q2
Q3
Q4
Q1
19.2%
18.0%
18.3%
17.7%
17.4%
16.6%
17.0%
15.6%
Q2
Q3
Q4
Q1
553
564
809
543
663
673
902
499
Q2
Q3
Q4
Q1
Closings ASP ($ In Thousands)
$448   $490               $433   $509               $491   $525
$481   $519
Closings ASP ($ In Thousands)
$448   $490               $433   $509               $491   $525
$481   $519
2015       2016     2017

Significant Growth in Revenues and Closings

$573
$897
$1,104
$1,406
$1,650  -
$1,750
$55
$78
$87
$103
$135 -
$150
1,360
1,753
2,314
2,781
3,000 –
3,250
2013
2014
2015
2016
2017 Guidance
Expectations
Total Revenue ($ Millions)
Pre-Tax Income ($ Millions)
Home Closings
Totals by Year
(1)
Represents guidance ranges for full year 2017.
(2)
Represents guidance expectations for home sales revenue for full year 2017.
(1)
(2)

$150
$350
$450
2017
2018
2019
2020
2021
2022
2023
2024
2025
12
Senior Notes Refinance and Maturity Dates
5.75% Sr. Notes
5.875% Sr. Notes
7.0% Sr. Notes
Note: The 5.75%, 7.0% and 5.875% Senior Notes are callable beginning in April 2016, August 2017 and February 2020, respectively.
($ in millions)
New notes description: $450 million 5.875% Senior
Notes due 2025.
Interest savings of approximately $10 million annually.
Net tax effected cost associated with refinance is
approximately $14.1 million, which will return with
interest savings in approximately 17 months.

Drive revenue growth and profitability through community count growth and monetization of existing land supply
We own or control all of our expected 2017 and 2018 selling communities.
Maintain strict operating discipline focused on earnings and cash flow
Optimize balance between opportunistic price increases with homebuyer demand
Continue focus on entry level buyer and grow on 55+ target demographic with the Ovation Active Lifestyle Communities
Enhance our leading positions in current high growth Western U.S. markets
Decentralized management approach allows for detailed knowledge of local market conditions
Maximize our long-term and strong reputation for superior quality and customer service
Prudent focus on investor returns and balance sheet optimization
Substantial cash flow and earnings growth to reduce net leverage
Remain disciplined in land acquisitions to support future growth
Utilize long-standing local relationships with land sellers, master planned community developers and other builders
Employ land strategy that is dynamic, nimble and responsive to prevailing and projected future market conditions
Continued Execution of Our Tested Strategy

Divisional Market Summaries

Southern California –
Active and Future Communities
The Southern California Division comprises 1,682 owned and controlled lots at March 31, 2017.
WLH Headquarters
Current Projects
Future Projects
Lyon Perspective
•
Sales: YOY sales increase of 74%
•
Pricing
Power
–
2.5%
increase
in
the
first
four
months of
2017
•
Key Drivers
•
Markets
with
limited
supply
of
new
homes
•
Driving affordability
•
Coastal ASP in Backlog at $776,000 vs. Market
ASP of $840,000
•
Inland
Empire
–
43%
attached
with
an
ASP
of
$371,000
•
Diverse offering with ASP in Backlog Range:
$341,000
-
$4,050,000
Third
Party
Market
Data
–
JBREC
and
Ryness
•
Employment Growth to Permit Ratio at 3.3 (Past 7 year
annual average of 4.2)
•
New and Resale Supply at 3 months vs. normal at 6 months
•
YOY New Home Sales up 6%
•
Pricing forecasted to be 5.3% for 2017

Northern California –
Active and Future Communities
The Northern California Division comprises 894 owned and controlled lots at March 31, 2017.
Lyon Perspective
Core Bay Area
•
Sales: YOY sales and rates of sales increase of 86%
•
Pricing
Power
–
2.5%
increase
in
the
first
four
months
of
2017
•
Key Drivers
•
Markets
with
limited
supply
of
new
homes
•
Bayshores
–
Driving Affordability:
•
ASP in Backlog of $843,000
•
South Bay Area Existing Median Home Price of $924,000
•
Access to transportation and job centers
Third
Party
Market
Data
–
JBREC
Bay Area
•
Employment Growth to Permit Ratio at 4 (Past 7 year annual average of 4.2)
•
New and Resale Supply at 0.76 and 0.9 months, respectively
•
Existing Median Home Price is $924,400
•
Pricing forecasted to be 4.9% for 2017
Future Projects
Current Projects

Arizona –
Active and Future Communities
The Arizona Division comprises 4,838 owned and controlled lots at March 31, 2017.
Lyon Perspective
•
Sales: YOY sales and rates of sales increase of 23%
•
Pricing
Power
–
2%
increase
in
the
first
four
months
of
2017
•
Key Drivers
•
Affordability
–
ASP
in
Backlog
of
$298,000
vs.
MSA
average of $312,600
•
Quality Land Supply and Master Planned Driven:
•
Total Lots Owned of 4,932
•
Meridian –
2,247 lots with 4 actively selling
communities and 4
in planning
•
Rancho Mercado –
1,928 lots available in products
opening for sale in 2018
•
Currently planning for 6 product types
Third
Party
Market
Data
–
JBREC
•
Employment Growth to Permit Ratio at 1.9 (Past 7 year average of 2.6)
•
Supply constrained:
•
18,746 forecasted permits vs. 37 year average of 24,000
•
Existing Home Supply shrinking. Currently at 2.7 months
•
Pricing forecasted to be 5.8% for 2017
Current Projects
Future Projects

Nevada –
Active and Future Communities
The Nevada Division comprises 3,023 owned and controlled lots at March 31, 2017.
30 miles
Pahrump
Lyon Perspective
•
Sales: YOY sales and rates of sales up 10%
•
Pricing
Power
–
4%
increase
in
the
first
four
months
of
2017
•
Key Drivers
•
Diverse offering appealing to broad buyer base
•ASP
in
Backlog
Range:
$220,000
-
$1,641,000
•
The Future –
Focused on two large groups of the
population
-
Millennials
and
Boomers
•
Affinity –
The Millennials:
•
485 attached homes, 4 product types in
Summerlin
with an ASP of $390,000
•
Ovation
at
Mountain
Falls
–
The
Boomers
•
500 SFD homes, 3 product types with
an ASP of $325,000
Third
Party
Market
Data
–
JBREC
•
Employment Growth to Permit Ratio at 1.8 (Past 7 year
average of 2.4)
•
Supply constrained:
•
9,000 forecasted permits vs. 30 year average of
15,000
•
Existing Home Supply shrinking. Currently at 3
months
•
Our most affordable market with affordability at its historical median
•
Pricing forecasted to be 6.7% for 2017
Current Projects
Future Projects

Colorado –
Active and Future Communities
The Colorado Division comprises 1,519 owned and controlled lots at March 31, 2017.
Lyon Perspective
•
Q1
–
Product
repositioning
60%
of
existing
communities
•
Sales: YOY sales down 8% due to product repositioning
•
April Sales up 3% YOY
•
Pricing
Power
–
3%
increase
in
the
first
four
months
of 2017
•
Key Drivers
•
The
Future
–
High
Quality
MSA
focus
and
Driving
for
greater
Affordability
•
Avion
at Denver Connection:
•
694 attached and detached homes, 4 product types
in Denver with ASP in backlog of $309,000
•
High
Quality
MSA’s
–
Main
and
Main
•
Denver, Aurora, Erie
Third
Party
Market
Data
–
JBREC
•
Employment Growth to Permit Ratio forecasted for 2017 to be 1.2 (Past
7 year average of 2.5)
•
Job Creation continues to grow 28,600 jobs projected in Denver in 2017
•
Supply constrained:
•
10,190 forecasted permits vs. 20 year average of 13,000
•
Existing Home Supply at 0.9 months
•
Pricing forecasted to be 7.5% for 2017
Current Projects
Future Projects

Oregon –
Active and Future Communities
The Oregon Division comprises 3,351 owned and controlled lots at March 31, 2017.
Nike
Xerox
FLIR
Mentor
Graphics
Oregon Health &
Science Foundation
Intel
Intel
Hawthorne
Kaiser
Key Employers
Downtown
Current Projects
Future Projects
Lyon Perspective
•
#1 in Market Share in Portland
•
Sales: YOY sales increase of 9.4%
•
Pricing
Power
–
3.1%
increase
in
the
first
four
months
of
2017
•
Key Drivers
•
Strong Key Assets in 3 West Side Portland Masterplans
•
Villebois
–
626
owned/controlled
lots
•
Bethany
–
694
owned/controlled
lots
•
River
Terrace
–
1,754
owned/controlled
lots
•
Creating value through community vs. neighborhood
•
Diverse
offering
with
4
–
6
product
types
per
community
•
25% Attached, 75% detached
Third
Party
Market
Data
–
JBREC
•
Employment Growth to Permit Ratio at 1.4 (Past 7 year average of 2.5)
•
Income growth continues to be strong at 4.4% forecasted for
2017 and up 21.6% since 2010
•
New and Resale Supply at 1.2 months
•
Pricing forecasted to be 7.4% for 2017

Washington –
Active and Future Communities
The Washington Division comprises 2,333 owned and controlled lots at March 31, 2017.
Key Employers
Downtown
Boeing
Amazon
Boeing
Costco
Microsoft
Current Projects
Future Projects
Lyon Perspective
•
Sales: YOY sales increase of 100%
•
Pricing Power –
3.6% increase in the first four months of 2017
•
Key Drivers
•
Outstanding High Quality Markets with limited supply
•
Driving affordability –
ASP in Backlog at $614,000 vs.
Market ASP of $651,000
•
Diverse offering with ASP in Backlog Range: $274,990 -
$1,234,990
•
Diverse Product Type with 40% Attached and 60%
Detached
•
Key Assets coming to market in the back half of the year:
•
Crossroads –
Bellevue
•
Westridge
Single
Family
–
Issaquah
Highlands
•
High Point –
Seattle
•
Ovation at Oak Tree Preserve –
Lacey
Third Party Market Data –
JBREC
•
Employment
Growth
to
Permit
Ratio
at
2.4
–
consistent
with
past 5
years
•
New and Resale Supply at 0.6 months
•
2017 Forecasted New Home Permits to be 7,800, while New Home
Sales at 6,900
•
Pricing forecasted to be 6.5% for 2017
Starbucks

Appendix

William Lyon Homes’ business has continued to deliver across a number of financial and operating metrics
–
Dollar value of orders up 35% y-o-y and new home orders up 26% y-o-y.
–
Average Sales Price of homes closed up 8% y-o-y.
–
New home deliveries are down 8% y-o-y and home sales revenues down 1% y-o-y.
–
Adjusted EBITDA of $22.5 million in Q1, down 33% y-o-y.
Note: See reconciliation of non-GAAP measures in the appendix section of this presentation.
Summary of 2017 Q1 Results
3/31/2017
3/31/2016
Change
Select operating statistics
New home orders
865
689
26%
Dollar value of orders ($mm)
$452.7
$334.5
35%
New home deliveries
499
543
(8%)
ASP (homes closed, $000s)
$518.7
$481.2
8%
Summary financial information ($mm)
Home sales revenue
$258.9
$261.3
(1%)
Homebuilding gross profit
$40.4
$46.1
(12%)
Operating income
$6.3
$13.3
(53%)
Adj. Net income to common stockholders
$4.1
$9.0
(54%)
Adjusted diluted EPS ($)
$0.11
$0.24
(54%)
Adjusted EBITDA
$22.5
$33.5
(33%)
Select margins
bps
Gross margin
15.6%
17.7%
(210)
Adjusted gross margin
21.1%
24.7%
(360)
SG&A margin
13.0%
12.5%
(50)
Three months ended

Strong New Order Growth –
Dollars Trailing Twelve Months
Dollar value of new home orders of $1.5 billion TTM Q1, an increase of 21% over the prior year and up 71% over a two year period.
Q1’17 dollar value of new orders was $453 million, up 35% over the prior year.
24
$880
$1,058
$1,158
$1,185
$1,251
$1,300
$1,351
$1,391
$1,509
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
Q1'15
Q2'15
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17
TTM Dollar Value of Orders
($ Millions)
TTM Ending:
Up 21%
Y-o-Y

Continued Growth and Diversification Through
Monetization of High Quality Land Positions

Total lots owned and controlled vs. years of land supply
LTM Deliveries
-
Units
Continued diversification across markets
Lots Inventory Summary as of 3/31/17
We own 13,404 lots (76% of total) and control 4,236 lots (24% of total) as of March 31, 2017 in some of the most dynamic and land constrained markets in the Western U.S.
LTM
Home
Revenue
-
$
Owned -
Active
Projects
Owned -
Future
Projects
Controlled
Total
Lots
Lots Inventory
  California
         1,183
            309
         1,084
     2,576
  Arizona
         1,793
         3,045
                -
     4,838
  Nevada
         1,052
         1,933
               38
     3,023
  Colorado
            461
            981
               77
     1,519
  Oregon
            890
            532
         1,929
     3,351
  Washington
            942
            283
         1,108
     2,333
Total
         6,321
         7,083
         4,236
   17,640
18,035
18,835
18,149
17,858
17,640
5.7
5.7
5.2
5.3
5.3
0
2
4
6
8
10
0
5,000
10,000
15,000
20,000
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Years of
supply
Total lots
years
California
25%
Oregon
26%
Washington
11%
Nevada
11%
Colorado
9%
Arizona
18%
California
34%
Oregon
22%
Washington
12%
Nevada
14%
Colorado
9%
Arizona
9%

26 Backlog Conversion Rate Backlog Conversion Rate - Quarterly 82% 73% 73% 75% 68% 78% 98% 81% 82% 58% 78% 73% 75% 62% 84% 68% Annually (Wtd. Avg.) Quarterly

Adjusted EBITDA Reconciliation

Adjusted EBITDA is not a financial measure prepared in accordance with U.S. GAAP.  Adjusted EBITDA is presented herein because management believes the presentation of adjusted EBITDA provides useful information to the Company’s investors regarding the Company’s financial condition and results of operations because adjusted EBITDA is a widely utilized indicator of a company's operating performance.
2017
2016
(dollars in thousands)
Net (loss) income to common stockholders
$    (10,000)
$        9,014
(Benefit from) provision for income taxes
(5,630)
5,045
Interest expense
aaInterest incurred
19,424
20,261
aaInterest capitalized
(19,424)
(20,261)
Amortization of capitalized interest included in
cost of sales
11,608
11,747
Stock-based compensation
1,676
1,492
Depreciation and amortization
449
498
Non-cash purchase accounting adjustments
2,501
6,593
Cash distributions of income from
unconsolidated joint ventures
359
324
Equity in income of unconsolidated joint
ventures
(249)
(1,181)
Loss on extinguishment of debt
21,828
-
Adjusted EBITDA
$     22,542
$      33,532
Three Months Ended
March 31,
Adjusted EBITDA

Adjusted Homebuilding Gross Margin Reconciliation

(1) Cost of sales excluding interest and purchase accounting adjustments.
Adjusted homebuilding gross margin is a financial measure that is not prepared in accordance with U.S. GAAP. It is used by management in evaluating operating performance and in making strategic decisions regarding sales pricing, construction and development pace, product mix and other operating decisions. We believe this information is meaningful as it isolates the impact that interest and purchase accounting adjustments have on homebuilding gross margin and allows investors to make better comparisons with our competitors.
2017
2016
(dollars in thousands)
Homes closed
499
543
Home sales revenue
$   258,854
$    261,295
Adjusted cost of sales
(1)
(204,346)
(196,831)
Adjusted gross margin
$     54,508
$      64,464
Adjusted gross margin percentage
21.1%
24.7%
Interest in cost of sales
(11,608)
(11,747)
Purchase accounting adjustments
(2,501)
(6,593)
Gross margin
$     40,399
$      46,124
Gross margin percentage
15.6%
17.7%
Three Months Ended
March 31,
Selected Financial Information

Adjusted Net Income and Adjusted Diluted EPS Reconciliation

Three
Months
Ended
March 31,
Adjusted Net Income and Adjusted EPS
2017
   (dollars in thousands, except share data)
Net loss available to common stockholders
(10,000)
$
Add: Loss on extinguishment of debt
21,828

(7,752)

4,076
$
Diluted weighted average common shares outstanding
38,360,335
0.11
$
Net income, adjusted for loss on extinghishment of debt, net of tax benefit
Less: Income tax benefit applicable to loss on extinguishment of debt
Adjusted net income excluding noncontrolling interest per
diluted share
Adjusted net income is not a financial measure prepared in accordance with U.S. GAAP.  Adjusted net income is presented herein because management believes the presentation of adjusted net income provides useful information to the Company’s investors regarding the Company’s results of operations because adjusted net income isolates the impact of the infrequent extinguishment fees.
Diluted weighted average common shares outstanding as presented on the Consolidated Statement of Operations excludes any potentially issuable anti-dilutive shares due to the net loss reported for the period presented. Additional dilutive shares have been included in this calculation.